================================================================================





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2004


                       -----------------------------------

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

                  MINNESOTA                                0-19952                                 41-1515691
                  ---------                                -------                                 ----------
       (State or other jurisdiction of             (Commission File Number)                      (I.R.S. Employer
        incorporation or organization)                                                         Identification Number)

                       -----------------------------------

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

                       -----------------------------------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

                       -----------------------------------





================================================================================

Item 5.               Other Events

              On January 28, 2004, the Registrant issued a press release relating to second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.               Financial Statements and Exhibits

              Exhibit 99.1 Fiscal 2004 Second Quarter Financial Results Press Release dated January 28, 2004.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHRONIMED INC.


Dated: January 28, 2004                               /s/ Gregory H. Keane
                                                      -----------------------
                                                      Gregory H. Keane
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

                                 Chronimed Inc.
                             Form 8-K Current Report


Exhibit
Number           Description

  99.1 Fiscal 2004 Second Quarter Financial Results Press Release dated January 28, 2004.

































                                        3